                                                      Filed pursuant to
                                                      Rules 497(c) and (h) under
                                                      the Securities Act of 1933
                                                      File No. 333-110143


                                                                      (TORTOISE LOGO)

                            11,000,000 COMMON SHARES
                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                                $25.00 PER SHARE

     Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, nondiversified, closed-end management investment company. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). Similar to the tax characterization of distributions made by MLPs to its unit holders, the Company believes that it will have relatively high levels of deferred taxable income associated with distributions to its shareholders. There is no assurance that the Company will achieve its objective.

     Under normal circumstances, the Company will invest at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and will invest at least 70% of total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may also invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"), and up to 30% of total assets in restricted securities for which no public trading market exists.

     PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC OR PRIVATE MARKET FOR THE COMMON SHARES. The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "TYG."
                             ---------------------
     INVESTING IN COMMON SHARES INVOLVES A HIGH DEGREE OF RISK. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT IN THE COMPANY. SEE "RISKS" BEGINNING ON PAGE 21 OF THIS PROSPECTUS.
                             ---------------------
     SHARES OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES FREQUENTLY TRADE AT PRICES LOWER THAN THEIR NET ASSET VALUE OR INITIAL OFFERING PRICE. MARKET DISCOUNT RISK APPLIES TO ALL INVESTORS, BUT IT MAY BE GREATER FOR INITIAL INVESTORS EXPECTING TO SELL SHARES SHORTLY AFTER THE COMPLETION OF THE OFFERING.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                                                              PER SHARE     TOTAL(1)
                                                              ---------   ------------
Public offering price.......................................   $25.000    $275,000,000
Underwriting discounts and commissions......................   $ 1.125    $ 12,375,000
Proceeds, before expenses, to the Company(2)................   $23.875    $262,625,000

---------------

(1) The underwriters named in this prospectus have the option to purchase up to 1,650,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments.

(2) The aggregate expenses of the offering are estimated to be $1,153,000, which represents $0.105 per Common Share issued.

     The Common Shares will be ready for delivery on or about February 27, 2004.

STIFEL, NICOLAUS & COMPANY     LEHMAN BROTHERS        RBC CAPITAL MARKETS
       INCORPORATED              OPPENHEIMER
       ADVEST, INC.                                   BB&T CAPITAL MARKETS
  SANDERS MORRIS HARRIS                                WR HAMBRECHT + CO
PARKER/HUNTER INCORPORATED                           WUNDERLICH SECURITIES,
                                                              INC.

                             ---------------------
                       Prospectus dated February 24, 2004

     Unlike most investment companies, the Company will be taxed like a corporation and will not elect to be treated as a regulated investment company under the Internal Revenue Code.

     Tortoise Capital Advisors, LLC (the "Adviser") will serve as the investment adviser to the Company. The Adviser was formed in October 2002 and has limited independent resources. Accordingly, the Adviser has relied to a significant degree on the officers, employees, and resources of certain affiliated entities. Four (of the five) members of the investment committee of the Adviser are affiliates of, but not employees of, the Adviser, and each has other significant responsibilities with such affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has no prior experience managing a registered investment company.

     The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). These practices are known as leverage. Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because the Adviser's fee is based on total assets (including assets obtained through leverage), the Adviser's fee will be higher if the Company is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See "Leverage" and "Risks -- Leverage Risk."

     The prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Company's Common Shares, and retain it for future reference. A statement of additional information, dated February 24, 2004, containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 43 of this prospectus, by calling 1-888-728-8784 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You can review and copy documents the Company has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The Company's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Company Expenses.................................   11
Use of Proceeds.............................................   12
The Company.................................................   13
Leverage....................................................   19
Risks.......................................................   21
Management of the Company...................................   28
Distributions...............................................   30
Closed-End Company Structure................................   32
Tax Matters.................................................   33
Net Asset Value.............................................   35
Description of Shares.......................................   35
Certain Provisions in the Company's Charter and Bylaws......   38
Underwriting................................................   40
Administrator, Custodian, Transfer Agent and Dividend Paying
  Agent.....................................................   42
Legal Matters...............................................   42
Table of Contents of the Statement of Additional
  Information...............................................   43

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE COMPANY HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE COMPANY WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Company's shares of common stock ("Common Shares"). You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risks" on page 21 of this prospectus.

THE COMPANY

     Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, nondiversified, closed-end management investment company. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distributions. The Company seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). Similar to the tax characterization of distributions made by MLPs to its unit holders, the Company believes that it will have relatively high levels of deferred taxable income associated with distributions made to its shareholders. Tortoise Capital Advisors, LLC (the "Adviser") will serve as the Company's investment adviser.

THE OFFERING

     The Company is offering 11,000,000 Common Shares at an initial offering price of $25.00 per share through a group of underwriters (the "Underwriters") led by Stifel, Nicolaus & Company, Incorporated, Lehman Brothers Inc., RBC Capital Markets Corporation and Oppenheimer and Co. Inc. An investor must purchase at least 100 Common Shares ($2,500) in order to participate in this offering. The Company has given the Underwriters an option to purchase up to 1,650,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments. See "Underwriting."

LISTING

     The Common Shares have been approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the trading or "ticker" symbol "TYG."

TAX STATUS OF COMPANY

     Unlike most investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be obligated to pay federal and applicable state corporate taxes on its taxable income. On the other hand, the Company is not subject to the "qualifying income" rules applicable to regulated investment companies. Under current tax law, the qualifying income rules substantially limit the ability of regulated investment companies to invest directly in MLPs. Unlike regulated investment companies, the Company is not required to distribute substantially all of its income and capital gains. The Company will invest a substantial portion of its assets in MLPs. Although the MLPs will generate taxable income to the Company, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by the Company. Similarly, the Company expects to distribute cash in excess of its taxable income to its shareholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves). The taxation of Company distributions is discussed below under "Prospectus
Summary -- Shareholder Tax Features." See also "Tax Matters."

TAXATION OF MLPS AND MLP INVESTORS

     The Company will invest primarily in MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as the Company, will be required to pay tax on their allocable share of the MLPs' income, gains, losses and deductions, including accelerated depreciation and amortization deductions. Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP. Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which the Company intends to invest have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported, the MLP investor's basis in MLP units will decrease. This feature will reduce current income tax liability, but potentially will increase the investor's gain upon the sale of its MLP interest.

SHAREHOLDER TAX FEATURES

     Shareholders of the Company hold common stock of a corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, shareholders of the Company will not recognize an allocable share of the Company's income, gains, losses and deductions. Shareholders recognize income only if the Company pays out distributions. The tax character of the distributions can vary. If the Company makes distributions from current or accumulated earnings and profits, such distributions will be taxable to shareholders in the current period as dividend income. Dividend income will be treated as "qualified dividends" for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed the Company's current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a shareholder's basis in its Common Shares. To the extent excess distributions exceed a shareholder's basis, it will be taxed as capital gain. Based on the historical performance of MLPs, the Company expects that a significant portion of distributions to holders of Common Shares will constitute a tax-free return of capital. There is no assurance that the Company will make regular distributions or that the Company's expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.

     Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the shareholder and the shareholder's federal income tax basis in its Common Shares sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than one year. The tax basis for Common Shares owned by an individual shareholder will be adjusted to equal their full market value upon such shareholder's death. See "Tax Matters."

COMPARISON WITH DIRECT INVESTMENTS IN MLPS

     The Company is designed to provide an efficient vehicle for investing in a portfolio of MLPs. As of the date of this prospectus, the Company believes that it is the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. The Company further believes that an investor who invests in the Company will benefit from a number of portfolio and tax features that would not be available from a direct investment in MLPs, including the following:

     - An investment in the Company offers diversification among a number of MLPs within the energy infrastructure sector through a single investment vehicle;

     - The Company intends to invest up to 30% of its total assets in direct placements (restricted securities). Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as the Company;

     - Each shareholder of the Company will receive a single Form 1099, rather than a Form K-1 from each MLP if a shareholder invested directly in the MLP;

     - Shareholders of the Company will not be required to file state income tax returns in each state in which MLPs owned by the Company operate, whereas limited partners of MLPs may be required to make state filings in states in which the MLP operates;

     - The passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Company (these rules limit the ability of an investor to use losses to offset other gains);

     - The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income ("UBTI") (unless the stock is debt-financed). Tax-exempt investors, including employee benefit plans and IRAs, will not have UBTI upon receipt of distributions from the Company, whereas a tax-exempt limited partner's allocable share of income of an MLP is treated as UBTI; and

     - Distributions of the Company will be treated as qualifying income for regulated investment companies or mutual funds; the income from MLPs are not qualifying income for regulated investment companies.

     Unlike MLPs, the Company will be obligated to pay current and deferred tax with respect to its income, thereby subjecting the Company's income to a double layer of tax upon distribution to the Company's shareholders. Like other investment companies, shareholders of the Company will bear the operating costs of the Company, including management fees, custody and administration, and the costs of operating as a public company.

INVESTMENT POLICIES

     Under normal circumstances, the Company will invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will invest solely in energy infrastructure companies organized in the United States. It is anticipated that all publicly traded companies in which the Company will invest will have an equity market capitalization greater than $100 million.

     The Company intends to invest primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. As of the date of this prospectus, all MLP common units in which the Company intends to invest are listed and traded on the NYSE, American Stock Exchange ("AMEX") or NASDAQ National Market. The Company also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded, and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares. As of the date of this prospectus, I-Shares are listed and traded on the NYSE.

     MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. The Company will invest in I-Shares only if it has adequate cash to satisfy its distribution targets.

     Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the equity dividends from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

     The Company has adopted the following additional nonfundamental investment policies:

     - The Company may invest up to 30% of its total assets in direct placements (restricted securities). Subject to this policy, the Company may invest without limitation in illiquid securities. The types of direct placements that the Company may purchase consist of MLP convertible subordinated units,

       MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

     - The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P's") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

     - The Company will not invest more than 10% of total assets in any single issuer.

     - The Company will not engage in short sales.

     The Company may change its nonfundamental investment policies without shareholder approval and will provide notice to shareholders of material changes (including notice through shareholder reports); provided, however, that a change in the policy of investing at least 90% of its total assets in energy infrastructure companies requires 60 days prior written notice to shareholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction.

USE OF LEVERAGE BY THE COMPANY

     The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that the Company would incur as a result of leverage, market conditions and available investment opportunities, including direct placement potential. Subject to oversight of the Board of Directors, the Company intends to leverage only when it believes that leverage will serve the best interests of shareholders. The principal, although not exclusive, factor used in making the determination will be whether the potential return is likely to exceed the cost of leverage.

     Because the Adviser's fee is based upon a percentage of the Company's Managed Assets (as defined below), the Adviser's fee will be higher if the Company is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the holders of the Common Shares. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See "Leverage" and "Risks -- Leverage Risk."

     The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See "Risks -- Hedging Strategy Risk."

INVESTMENT ADVISER

     The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser is controlled equally by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). As of December 31, 2003, the Adviser had approximately $82 million of client assets under management. Affiliates of the Adviser have an additional $285 million of energy infrastructure investment assets under management. The Adviser's investment committee is comprised of five seasoned portfolio managers led by David J. Schulte, CFA. As an investment banker and as a managing director of KCEP, Mr. Schulte has fourteen years of experience in providing growth companies with acquisition and capital market financings. While at KCEP and the Adviser he has overseen the investment in privately placed common units and convertible subordinated units issued by propane and natural gas processing MLPs.

     The principal business address of the Adviser is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser has no prior experience managing a registered investment company.

     Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had $2.4 billion of client assets under management as of December 31, 2003. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds. Including Fountain Capital, the Atlantic group had approximately $9.7 billion in assets under management as of December 31, 2003. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $110 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.

     The Adviser will be responsible for the investment of the Company's portfolio in accordance with the Company's investment objective and policies. The Adviser will make all investment decisions for the Company, subject to oversight by the Company's Board of Directors. Day-to-day management of the Company's portfolio will be the responsibility of a team of investment analysts and portfolio managers led by Mr. Schulte. The other members of the Adviser's investment committee are affiliates of, but not employees of, the Adviser, and have significant responsibilities with KCEP, Fountain Capital and their affiliates. All members of the investment committee have undertaken to provide such services as are necessary to fulfill the obligations of the Adviser to the Company. The Company will pay the Adviser a fee for its investment management services equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to any leverage) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for purposes of leverage and (iii) the aggregate liquidation preference of any outstanding preferred shares ("Managed Assets"). This fee is calculated monthly and paid quarterly.

DISTRIBUTIONS

     The Company intends to pay out substantially all of its Distributable Cash Flow ("DCF") to holders of Common Shares through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, taxes on Company taxable income, and leverage costs paid by the Company. The Board of Directors has established a target for distributions to holders of Common Shares in an amount of at least 95% of DCF on an annual basis. The Company expects that it will declare and make a distribution no later than May 31, 2004. Subsequent distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that the Company will continue to make regular distributions. The Company intends to have a fiscal year ending November 30.

     Unless a shareholder elects to receive distributions in cash, distributions will be used to purchase additional Common Shares of the Company. See "Distributions -- Automatic Dividend Reinvestment Plan."

RISKS

     No Operating History. The Company is a newly organized closed-end management investment company and has no operating history or history of public trading of its Common Shares.

     Management Risk. The Adviser was formed in October 2002 and has limited independent resources. The Adviser has relied to a significant degree on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates. Four (of the five) members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has no previous experience managing a registered investment company.

     Energy Infrastructure Sector. The Company intends to concentrate its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

     - Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.

     - The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

     - A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

     - A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP's ability to make distributions. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     - The profitability of MLPs could be adversely affected by changes in the regulatory environment. The business of MLPs are heavily regulated by federal and state governments in diverse matters, such as from the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

     - A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs because of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

     - Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

     - Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described in more detail below), (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner, including those arising from incentive distribution payments.

     Cash Flow Risk. The Company will derive substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to shareholders is completely dependent on the ability of MLPs held by the Company to make distributions to its partners. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

     Tax Risk of MLPs. The value of the Company's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company would be taxed entirely as dividend income. As a result, there would be a material reduction in the Company's cash flow and there would likely be a material decrease in the value of the Common Shares.

     Items of income, gains, losses and deductions of each MLP flow through to the Company in its capacity as a partner of the MLP. Historically, a substantial portion of MLP income has been offset by tax deductions. If the amount of MLP income tax deductions that may be claimed by the Company is less than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. A significant slowdown in acquisition activity by the MLPs in the Company's portfolio also could accelerate the Company's obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company's distributions that is treated as a return of capital will be reduced and the portion treated as dividend income would increase, resulting in lower after tax dividends for the Company's shareholders. See "Risks -- Deferred Tax Risk."

     Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if the Company is unable to secure firm commitments for direct placements. Due to the trading market and volumes for MLPs, it may take the Company a period of time to accumulate positions in certain securities. Because the market for MLP securities may at times be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, currently anticipated by the Company. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or securities of energy infrastructure companies. A delay in the anticipated use of proceeds could lower returns and lower the Company's yield in the first year after the issuance of Common Shares. See "Use of Proceeds."

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     Because MLP convertible subordinated units generally convert to common units at a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Leverage Risk. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique that could adversely affect common shareholders. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage could cause the Company to lose money. When leverage is used, the net asset value and market value of Common Shares will be more volatile. There is no assurance that the use of leverage will be successful during any period in which it is used.

     Common shareholders will bear the costs of any leverage through higher operating expenses. The issuance of debt securities or preferred shares by the Company would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for dividends on Common Shares. In addition, borrowings pursuant to credit agreements or rated preferred shares may result in the Company being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Company's ability to pay dividends and other distributions on Common Shares in certain instances. The Company may also be required to pledge its assets to the lenders in connection with certain types of borrowing. See "Risks -- Leverage Risk."

     Hedging Strategy Risk. The Company may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. The Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate.

     Depending on the state of interest rates in general, the Company's use of interest rate transactions such as swaps, caps or floors could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of interest rate transactions could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions. See "Risks -- Hedging Strategy Risk."

     Portfolio Turnover Risk. The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the Company's realization of gains that will be taxable as ordinary income to the Company. In addition, high portfolio turnover may increase the Company's current and accumulated earnings and profits, resulting in a greater portion of the Company's distributions being treated as a dividend to the Company's shareholders. See "The Company -- Portfolio Turnover" and "Tax Matters."

     Direct Placements (Restricted Securities). The Company may invest up to 30% of total assets in direct placements (restricted securities). Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. If the Company decides to pursue a public sale of restricted securities, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities. See "The Company -- Investment Policies."

     Valuation Risk. Market prices generally will not be available for convertible subordinated units or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, direct placements of common units will be based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be lower or higher than the Company's most recent fair valuation. In addition, the Company will rely on information provided by MLPs to calculate taxable income allocable to MLP units held by the Company and to calculate associated deferred tax liability. See "Net Asset Value."

     Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal while they are outstanding. Below investment grade debt securities are susceptible to default or decline in market value due to adverse economic and business developments. The Company does not intend to invest in distressed securities (securities issued by a company in a bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal). However, in the event any below investment grade debt security becomes distressed while held by the Company, the Company may be required to incur extraordinary expenses in order to protect and recover its investment, and there will be significant uncertainty as to when, in what manner and for what value, if any, the distressed obligations will be satisfied.

     Nondiversification. The Company is a nondiversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are only fifty-five (55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company intends to select MLP investments from this small pool of issuers. The Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.

     Conflicts of Interest of Adviser. Conflicts of interest may arise from the fact that the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, in which the Company will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Company, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

     Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; or (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies. In particular, a private equity fund managed by KCEP holds a significant subordinated equity position in one MLP and, as a result of such ownership, holds a board position that is currently filled by David J. Schulte. This relationship may limit or preclude the Company's investment in securities of that MLP. See "The Company -- Conflicts of Interest."

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

     Anti-Takeover Provisions. The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Provisions in the Company's Charter and Bylaws."

     Market Discount Risk. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is characteristic of shares of closed-end management investment companies and is a risk separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. Although this risk applies to all shareholders, it may be greater for shareholders who sell their shares within a relatively short period after completion of the public offering. The Company's net asset value will be reduced immediately following this offering by the underwriter discounts and commissions, and the offering and organizational costs of the Company which will be borne entirely by the Company.

     For more information on the risks of investing in the Company, see "Risks."

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. Computershare Investor Services, LLC will serve as the Company's transfer agent, dividend paying agent, and agent for the dividend reinvestment plan. U.S. Bank N.A. will serve as the Company's Custodian. See "Administrator, Custodian, Transfer Agent and Dividend Paying Agent."

                          SUMMARY OF COMPANY EXPENSES

     The following table assumes leverage through borrowing or other transactions involving indebtedness in an amount equal to thirty three and one third percent (33 1/3%) of the Company's total assets (including the amount obtained through leverage) and shows Company expenses as a percentage of net assets attributable to the Company's Common Shares. Footnote 4 to the table also shows Company expenses as a percentage of net assets attributable to the Company's Common Shares, but assumes that the Company does not use any form of leverage.

SHAREHOLDER TRANSACTION EXPENSE

Underwriting discounts and commissions (as a percentage of
  offering price)(1)........................................            4.50%
Offering Expenses Borne by the Company (as a percentage of
  offering price)(2)........................................            0.41%
Dividend Reinvestment Plan Fees(3)..........................            None

                                                              PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON
                                                                  SHARES (ASSUMES
                                                              LEVERAGE IS OUTSTANDING)
                                                              ------------------------
Management Fee..............................................            1.42%
Interest Payments on Borrowed Funds(4)......................            1.50%
Other Expenses(5)...........................................            0.25%
                                                                       -----
Total Annual Expenses.......................................            3.17%
  Less Fee and Expense Reimbursement (Years 1 and 2)(6).....           (0.34)%
                                                                       -----
Net Annual Expenses.........................................            2.83%

---------------

(1) For a description of the manner in which the underwriting discounts and commissions may be reduced and of other compensation paid to the underwriters by the Company and others, see "Underwriting."

(2) The total of other expenses and offering costs to be incurred by the Company in connection with the offering described in this prospectus is $1,153,000.

(3) Shareholders will pay brokerage charges if they direct the plan agent to sell their Common Shares held in a dividend reinvestment account. See "Distributions -- Automatic Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Company's annual expenses would be, stated as percentages of the Company's net assets attributable to Common Shares but, unlike the table above, assumes that the Company does not use any form of leverage, as would be the case, for instance, prior to the Company's expected borrowing. In accordance with these assumptions, the Company's expenses would be estimated as follows:

                                                              PERCENTAGE OF NET ASSETS
                                                               ATTRIBUTABLE TO COMMON
                                                                 SHARES (ASSUMES NO
                                                              LEVERAGE IS OUTSTANDING)
                                                              ------------------------
Management Fee..............................................            0.95%
Other Expenses(5)...........................................            0.25%
                                                                       -----
Total Annual Expenses.......................................            1.20%
  Less Fee and Expense Reimbursement (Years 1 and 2)(6).....           (0.23)%
                                                                       -----
Net Annual Expenses.........................................            0.97%

---------------

(5) Does not include current income tax expense, which is estimated to be insignificant.

(6) For each of the first two years following the commencement of the Company's operations, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets (as previously defined on page 5) of the Company. For years three through five, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

     The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. As of the date of this prospectus, the Company has not commenced investment operations. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Company's first year of operations unless otherwise indicated and assume that the Company issues 11,000,000 Common Shares. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase. For additional information with respect to the Company's expenses, see "Management of the Company."

EXAMPLE:

     The following example illustrates the expenses (including the underwriting discounts and commissions of $1.125 and estimated offering costs of this offering of $.105 per Common Share) that shareholders would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.8% of net assets attributable to Common Shares in years 1 and 2, increasing to 3.0% in years 3 through 5 and increasing further to 3.2% in years 6 through 10 and (2) a 5% annual return:(1)

                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS(2)
                                                           ------   -------   -------   -----------
Total Expenses Incurred..................................   $76      $135      $197        $372

---------------

(1) The example assumes that the estimated Other Expenses set forth in the fee table are accurate, that all distributions are reinvested at net asset value and that the Company is engaged in leverage of 33 1/3% of total assets, assuming a 3% annual interest rate cost of leverage. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE COMPANY'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

(2) Assumes waiver or reimbursement of fees and expense of 0.23% of average monthly Managed Assets in years one and two, and 0.10% of average monthly Managed Assets in years three through five. The Adviser has not agreed to reimburse the Company for any year beyond 2009.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $261,472,000 (or approximately $300,824,750 assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs and the deduction of the underwriting discounts and commissions. The Company will pay all of its organizational costs and Common Share offering costs, which are estimated to be approximately $0.105 per Common Share. The Company will invest the net proceeds of the offering in accordance with its investment objective and policies described below. The Company estimates that the net proceeds of this offering will be fully invested in Direct Placements or otherwise in accordance with the Company's investment objective and policies within three months of the closing. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments. See "Prospectus Summary -- Risks -- Delay in Use of Proceeds" "The Company -- Investment Objective" and "-- Investment Policies."

                                  THE COMPANY

     The Company is a newly organized, nondiversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a Maryland corporation on October 30, 2003. As a newly organized entity, the Company has no operating history. The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas.

INVESTMENT OBJECTIVE

     The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distributions. The Company seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of MLPs. Similar to the tax characterization of cash distributions made by MLPs to its unit holders, the Company believes that its shareholders will have relatively high levels of the deferred taxable income associated with cash distributions made by the Company to shareholders.

ENERGY INFRASTRUCTURE INDUSTRY

     The Company will concentrate its investments in the energy infrastructure sector. The Company will pursue its objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500)and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the statement of additional information.

     Energy Infrastructure Companies. For purposes of the Company's policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing or delivery of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

     Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

     Master Limited Partnerships. Under normal circumstances, the Company will invest at least 70% of its total assets in equity securities of MLPs that derive at least 90% of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level. The MLP has two classes of partners, the general partner, and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership's existence and then only converting to common if certain financial tests are met.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Energy infrastructure MLPs in which the Company will invest can generally be classified in the following categories:

          Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

          Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

          Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

          Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

     Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the equity dividends from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

INVESTMENT PROCESS

     Under normal circumstances, the Company intends to invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser intends to seek securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser's securities selection process include a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser's in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the public energy infrastructure companies in which the Company will invest will have a market capitalization greater than $100 million.

INVESTMENT POLICIES

     The Company will seek to achieve its investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. The Company also may invest in other securities set forth below if the Adviser expects to achieve the Company's objective with such investments.

     The Company's policy of investing at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

     The Company has adopted the following additional nonfundamental policies:

     - Under normal circumstances, the Company intends to invest at least 70% and up to 100% of total assets in equity securities issued by MLPs. Equity units currently consist of common units, convertible subordinated units, and pay-in-kind units.

     - The Company may invest up to 30% of total assets in direct placements (restricted securities). Subject to this policy, the Company may invest without limitation in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of private companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

     - The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

     - The Company will not invest more than 10% of total assets in any single issuer.

     - The Company will not engage in short sales.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

INVESTMENT SECURITIES

     The types of securities in which the Company may invest include, but are not limited to, the following:

     Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and I-Shares. The table below summarizes the features of these securities, and a further discussion of these securities follows:

                                                    CONVERTIBLE
                           COMMON UNITS         SUBORDINATED UNITS           I-SHARES
                           ------------         ------------------           --------
VOTING RIGHTS........  Limited to certain      Same as common units    No direct MLP voting
                       significant                                     rights
                       decisions; no annual
                       election of directors
DIVIDEND PRIORITY....  First right to          Second right to MQD;    Equal in amount and
                       minimum quarterly       no arrearage rights     priority to common
                       distribution ("MQD")                            units but paid in
                       specified in                                    additional
                       Partnership                                     I-Shares at current
                       Agreement; arrearage                            market value of
                       rights                                          I-Shares
DIVIDEND RATE........  Minimum set in          Equal in amount to      Equal in amount to
                       Partnership             common units;           common units
                       Agreement;              participate pro rata
                       participate pro rata    with common units
                       with subordinated       above the MQD
                       after both MQDs are
                       met
TRADING..............  Listed on NYSE, AMEX    Not publicly traded     Listed on NYSE
                       and NASDAQ National
                       Market
TAX TREATMENT........  Ordinary income to      Same as common units    Full distribution
                       the extent of taxable                           treated as return of
                       income allocated to                             capital; since
                       holder; tax-free                                distribution is in
                       return of capital                               shares, total basis
                       thereafter to extent                            is not reduced
                       of holder's basis;
                       remainder as capital
                       gain
TYPE OF INVESTOR.....  Retail; creates UBTI    Same as common units    Institutional; does
                       for tax-exempt                                  not create UBTI;
                       investor; not                                   qualifying income for
                       qualifying income for                           regulated investment
                       regulated investment                            companies
                       companies
LIQUIDITY PRIORITY...  Intended to receive     Second right to         Same as common units
                       return of all capital   return of capital;      (indirect right
                       first                   pro rata with common    through I-share
                                               units thereafter        issuer)
CONVERSION RIGHTS....  Not applicable          One-to-one ratio into   None
                                               common units

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondhold-ers, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.

     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its shareholders.

     Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     Direct Placements (Restricted Securities). The Company may invest up to 30% of total assets in direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

     Securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

CONFLICTS OF INTEREST

     Conflicts of interest may arise from the fact that the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, in which the Company will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

     The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company will differ from those of the other managed accounts. Accordingly, shareholders should be aware that the future performance of the Company and other accounts of the Adviser may vary.

     Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; or (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies. In particular, a private equity fund managed by KCEP holds a significant subordinated equity position in one MLP and as a result of such ownership, holds a board position that is currently filled by Mr. Schulte, that may limit or preclude the Company's investment in securities of that MLP.

     The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Company.

PORTFOLIO TURNOVER

     The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's tax liability and thereby lower the after-tax dividends of the Company. In addition, high portfolio turnover may increase the Company's current and accumulated earnings profits, resulting in a greater portion of the Company's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."

                                    LEVERAGE

     The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company generally will not use leverage unless it believes that leverage will serve the best interests of shareholders. The principal, although not exclusive, factor used in making this determination will be whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

     Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

     The establishment of a borrowing facility by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company's common shareholders. In addition, the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Adviser otherwise views as favorable.

     Under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the total assets less liabilities and indebtedness is at least 200% of the liquidation value of the outstanding preferred shares. Stated another way, the Company may not issue preferred shares that have an aggregate liquidation value of more than 50% of its total assets, including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Company may, as a result of market conditions or otherwise, be required to purchase or redeem preferred shares, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage of any preferred shares of at least 200%. Common shareholders would bear the costs of a preferred share offering which would include offering expenses and the ongoing payment of dividends.

     The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See
"Risks -- Hedging Strategy Risk."

EFFECTS OF LEVERAGE

     Assuming borrowings in the amount of 33 1/3% of the Company's total assets (including the amount borrowed), and an average annual interest rate of 3% payable on such borrowing, the annual return that the Company's portfolio must experience (net of expenses) in order to cover those interest payments would be 1%.

     The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a shareholder, assuming hypothetical annual returns (net of expenses) of the Company's portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses).....     (10)%    (5)%     0%     5%     10%
Corresponding Common Share Return..............  (16.50)% (9.00)% (1.50)% 6.00%  13.50%

     During the time in which the Company is utilizing leverage, the amount of the fees paid to the Adviser for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on the Company's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser will have a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the common shareholders. Because payments on any borrowings would be paid by the Company at a specified rate, only the Company's common shareholders would bear the Company's fees and expenses.

     Until the Company incurs indebtedness, the Company's Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company's investment objective and policies. For further information about leveraging, see "Risks -- Leverage Risk."

                                     RISKS

     General. The Company is a nondiversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Company's Common Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Company will achieve its investment objective.

     No Operating History. The Company is a newly organized closed-end management investment company and has no operating history or history of public trading of its Common Shares.

     Management Risk. The Adviser was formed in October 2002 and has limited independent resources. The Adviser has relied to a significant degree on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates. Four (of the five) members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities are significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel. The Adviser has no previous experience managing a registered investment company.

     Energy Infrastructure Sector. The Company intends to concentrate its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

     - Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs performance and distributions are directly tied to commodity prices.

     - The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

     - A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

     - A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time. Often the MLPs are dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     - The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters such as the way in which their assets are constructed and the prices they may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

     - A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

     - Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

     - Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described below),
       (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner including those arising from incentive distribution payments.

     Industry Specific Risk. Energy infrastructure companies are also subject to risks that are specific to the industry they serve.

          Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.

          Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

          Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

          Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They are also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.

     Cash Flow Risk. The Company will derive substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to shareholders depends entirely on the ability of MLPs held by the Company to make distributions to its partners and the tax character of those distributions. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Tax Risk. The ability of the Company to meet its investment objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs.

     A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could limit the appreciation potential of the Company. In addition, such a slowdown by the MLPs in the Company's portfolio could accelerate the Company's obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company's distributions that is treated as a return on capital will be reduced and the portion treated as dividend income to the Company's shareholders would increase, resulting in lower after-tax yields for the Company's investors.

     Tax Law Change Risk. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company's shareholders and dividends they receive from the Company. These changes could include changes in the federal income tax rate applicable to qualifying dividends. Historically, dividend income was taxed as ordinary income. In 2003, legislation reduced the maximum federal income tax rate on qualifying dividends to fifteen percent. The reduced rate on qualifying dividends is scheduled to expire for tax years after 2008. In addition, legislative changes have been considered that would make it easier for MLP interests to be owned by regulated investment companies. If such legislation is enacted, the NAV of the Company may be enhanced due to additional demand for MLP units; however, the relative value of the Common Shares may be adversely affected, since a regulated investment company generally is taxed as a flow-through entity.

     Deferred Tax Risk. Historically, a substantial portion of the MLPs' income has been offset by tax deductions. As a result, MLPs generally have made cash flow payments that have significantly exceeded taxable income. This aspect of MLPs, and the Company's anticipated leverage, will likely reduce the Company's current income taxes and, concomitantly, increase the Company's cash distributions to its shareholders. The Company will accrue deferred income taxes for the anticipated potential future income tax liability attributable to the MLP cash flow distributions in excess of the related MLP taxable income reported by the Company. In addition, the Company will accrue deferred income tax with respect to any appreciation of interests in MLPs or other investments. If the amount of MLP income tax deductions that may be claimed by the Company is smaller than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. This may reduce the Company's current cash flow distributions and the amount of assets available to the Company for investment. Moreover, if the Company's taxable income is greater, it is possible that a larger portion of the cash distributions that it makes to shareholders will be treated as taxable dividends, thus reducing the after-tax yield to shareholders.

     Leverage Risk. Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Company all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique that may adversely affect common shareholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause the Company to lose money. Successful use of leverage depends on the Adviser's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Company may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities by the Company would involve offering expenses and other costs, including interest payments, which would be borne indirectly by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for dividends on Common Shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Company's total return.

     The terms of any borrowing, other indebtedness or preferred shares issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies. The Company may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Company. These requirements may have an adverse effect on the Company. To the extent necessary, the Company intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Company to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Company's portfolio in accordance with the Company's investment objective and policies.

     The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Company's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Accordingly, the costs of leveraging may exceed the return from the portfolio securities purchased with the leveraged capital, which could reduce the net asset value of the Common Shares. Furthermore, if long-term rates rise, the net asset value of the Company's Common Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Company's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Common Shares.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Company's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced.

     Hedging Strategy Risk. The Company may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

     Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

     Direct Placements (Restricted Securities). The Company may invest up to 30% of total assets in direct placements (restricted securities). Securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities.

     Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, direct placements of common units will be based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. In addition, the Company will rely to some extent on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability. See "Net Asset Value."

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

     Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

     Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company's net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     Nondiversification. The Company is a nondiversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are only fifty-five
(55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company intends to select MLP investments from this small pool of issuers. The Company may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with its investment objective and policies.

     Anti-Takeover Provisions. The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Provisions in the Company's Charter and Bylaws."

     Market Discount Risk. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. This is characteristic of shares of closed-end management investment companies and is a risk separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. Although this risk applies to all investors, it may be greater for initial investors who seek to sell their shares within a relatively short period after completion of the public offering. Accordingly, the Company is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     Whether shareholders will realize a gain or loss upon the sale of the Company's Common Shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Company's net asset value. Because the market value of the Company's Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

INVESTMENT ADVISER

     Pursuant to an Advisory Agreement the Adviser will provide the Company with investment research and advice and furnish the Company with an investment program consistent with the Company's investment objective and policies, subject to the supervision of the Board. The Adviser will determine which portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to the Company's securities transactions and report to the Board on the Company's investments and performance.

     The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of December 31, 2003, the Adviser and its affiliates (including the Atlantic group) had approximately $367 million in assets under management in the energy infrastructure industry, and had approximately $9.7 billion in total assets under management.

     The investment management of the Company's portfolio will be the responsibility of a team of portfolio managers consisting of David J. Schulte,
H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack.

          David J. Schulte. Mr. Schulte is a Managing Director of KCEP and a Manager of the Adviser. Mr. Schulte focuses on acquisition financings primarily for natural resource distribution and service companies. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. He serves on the Board of Directors of Inergy, L.P. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Financial Accounting Policy Committee of the AIMR.

          H. Kevin Birzer. Mr. Birzer is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Birzer, who has 20 years of investment experience including 16 in high-yield securities, began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated Magna Cum Laude with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

          Zachary A. Hamel. Mr. Hamel is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Hamel joined Fountain in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business

     Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

          Kenneth P. Malvey. Mr. Malvey joined Fountain Capital as an Investment Analyst in June of 2002 and is a Manager of the Adviser. Prior to joining Fountain Capital, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital's Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated Magna Cum Laude with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He received his CFA designation in 1996.

          Terry C. Matlack. Mr. Matlack is a Managing Director of KCEP and Manager of the Adviser. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the Board of Directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He has also served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

COMPENSATION AND EXPENSES

     Under the Advisory Agreement, the Company will pay to the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Because the fee to be paid to the Adviser is determined on the basis of the Company's Managed Assets, the Adviser's interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets for the first two years of the Company's operations and 0.10% of average monthly Managed Assets in years three through five. See "Summary of Company Expenses."

     The Company will bear all expenses not specifically assumed by the Adviser incurred in the Company's operations and the offering of its Common Shares. Expenses borne by the Company will include, but not be limited to, the following: (i) expenses of maintaining the Company and continuing its existence,
(ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend paying agents, shareholder servicing agents and registrars for all services to the Company,
(xv) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial public offering of Common Shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

                                 DISTRIBUTIONS

DISTRIBUTION POLICY

     The Company intends to pay out substantially all of its DCF to holders of Common Shares through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions from MLPs and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, current income taxes, and leverage costs paid by the Company. The Board of Directors has adopted a policy to target distributions to common shareholders in an amount of at least 95% of DCF on an annual basis. It is expected that the Company will declare and pay a distribution to holders of Common Shares no later than the quarter ended May 31, 2004 and each fiscal quarter thereafter. All realized capital gains, if any, net of applicable taxes, will be retained by the Company. Unless a shareholder elects to receive distributions in cash, the distributions will be used to purchase additional Common Shares of the Company. The tax status of distributions is the same whether they are reinvested in shares of the Company or received in cash. See "Automatic Dividend Reinvestment Plan."

     The yield on Common Shares will likely vary from period to period depending on factors including market conditions, the timing of the Company's investments in portfolio securities, the securities comprising the Company's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Company, the effects of leverage on the Common Shares (discussed above under "Leverage"), the timing of the investment of offering proceeds and leverage proceeds in portfolio securities and the Company's net assets and its operating expenses. Consequently, the Company cannot guarantee any particular yield on its Common Shares, and the yield for any given period is not an indication or representation of future yields on the Common Shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Company's Automatic Dividend Reinvestment Plan ("Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Investors Services, LLC ("Computershare"), as agent for shareholders in administering the Plan ("Plan Agent"), in additional Common Shares of the Company. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to such record date.

     Whenever the Company declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Common Shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional Common Shares from the Company ("Additional Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will receive Additional Common Shares from the Company for each participant's account. The number of Additional Common Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

     If, on the payment date, the net asset value per Common Share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 90 days after the payment date ("last purchase date") to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Company will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date. The weighted average price (including brokerage commissions) of all Common Shares purchased by the Plan Agent as Plan Agent will be the price per Common Share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in Additional Common Shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in Additional Common Shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of each acquisition made for the participant's account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent's name or that of its nominee, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage charges with respect to shares issued directly by the Company as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her Common Shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Company's shares is higher than the net asset value, participants in the Plan will receive shares of the Company at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Company does not redeem its shares, the price on resale may be more or less than the net asset value. See "Tax Matters" for a discussion of tax consequences of the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or the Company upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her. If preferred, a participant may request the sale of all of the Common Shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Company.

     All correspondence concerning the Plan should be directed to Computershare at Two North LaSalle Street, Chicago, Illinois 60602.

                          CLOSED-END COMPANY STRUCTURE

     The Company is a newly organized, nondiversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end companies differ from open-end companies (which are generally referred to as mutual funds) in that closed-end companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a shareholder wishes to sell shares of a closed-end company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company's investments. By comparison, closed-end companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the Common Shares do trade at a discount, the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Company and potential increase in the expense ratio of expenses to assets of the Company. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Company's Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Conversion of the Company to an open-end mutual fund is extremely unlikely and would require an amendment to the Company's Charter.

     Whether shareholders will realize a gain or loss upon the sale of the Company's Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the investor's current basis in the shares. Because the market value of the Company's Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for the Common Shares.

                                  TAX MATTERS

     The following is a general summary of certain federal tax considerations affecting the Company and its shareholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that shareholders are U.S. persons and hold Common Shares as capital assets. More detailed information regarding the tax consequences of investing in the Company is in the statement of additional information.

     Company Federal Income Taxation. The Company will be treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will have to report its allocable share of the MLP's taxable income in computing its taxable income. Based upon the Company's review of the historic results of the type of MLPs in which the Company intends to invest, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to distribute to shareholders. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular income tax.

     The Company will not be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or to shareholders of the Company.

     Shareholder Federal Income Taxation. Unlike a holder of a direct interest in MLPs, a shareholder will not include its allocable share of the Company's income, gains, losses or deductions in computing its own taxable income. The Company expects to distribute to its common shareholders at least 95% of DCF. The Company's distribution of its DCF will be treated as a taxable dividend to the shareholder to the extent of the Company's current or accumulated earnings and profits. If the distribution exceeds the earnings and profits, the distribution is treated as a return of capital to the shareholder to the extent of the shareholder's basis in the Common Shares, and then as capital gain. Shareholders will receive a Form 1099 from the Company (rather than a Form K-1 from each MLP if the shareholder invested directly in the MLPs) and will recognize dividend income only to the extent of the Company's current or accumulated earnings and profits.

     Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, the Company anticipates that the distributed cash from the MLPs will exceed the Company's share of the MLP income and the Company's gain on the sale of MLP interests. Thus, the Company anticipates that only a portion of distributions of DCF will be treated as dividend income to its shareholders. To the extent that distributions to a shareholder exceed the Company's earnings and profits, a shareholder's basis in Common Shares will be reduced and, if a shareholder has no further basis in its shares, a shareholder will report any excess as capital gain.

     The Jobs Growth and Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's distributions of DCF treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

     If a shareholder participates in the Company's automatic dividend reinvestment plan, such shareholder will be taxed upon the amount of distributions as if such amount had been received by the participating shareholder and the participating shareholder reinvested such amount in additional Company Common Shares.

     Investment by Tax-Exempt Investors and Regulated Investment
Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in the Company. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Company is a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of Common Shares unless its ownership of the shares is debt-financed. In general, a share would be debt-financed if the tax-exempt owner of shares incurs debt to acquire a share or otherwise incurs or maintains a debt that would not have been incurred or maintained if that share had not been acquired.

     For federal income tax purposes, a regulated investment company, or "mutual fund," is required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. As stated above, an owner of Company shares will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to the Company's distributions or gain with respect to the sale of Common Shares. Thus, ownership of Company shares will not result in income that is not qualifying income for a mutual fund. Furthermore, any gain from the sale or other disposition of the Company shares, and the associated purchase and exchange rights, will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test applicable to mutual funds. Finally, Company shares, and the associated purchase and exchange rights, will constitute qualifying assets to mutual funds, which also must own at least 50% of qualifying assets at the end of each quarter.

     Sale of the Common Shares. Upon sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder's federal income tax basis of Common Shares sold. Generally, such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

     Backup Withholding and Information Reporting. Backup withholding of U.S. federal income tax may apply to the distributions of DCF to be made by the Company if you fail to timely provide taxpayer identification numbers or if the Company is so instructed by the Internal Revenue Service ("IRS"). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder's U.S. federal income tax, provided that the required information is furnished to the IRS in a timely manner.

     State and Local Taxes. Company dividends also may be subject to state and local taxes.

     Tax matters are very complicated, and the federal tax consequences of an investment in and holding of the Common Shares will depend on the facts of each investor's situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

                                NET ASSET VALUE

     The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and will make its net asset value available for publication monthly. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares, and (iv) any distributions payable on the Common Shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.

     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Directors. A report of any prices determined pursuant to such methodologies will be presented to the Board of Directors or a designated committee thereof for approval no less frequently than quarterly.

                             DESCRIPTION OF SHARES

     The Company is authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share ("Common Shares"), and up to 10,000,000 shares of preferred stock, $.001 par value per share ("Preferred Shares"). Upon completion of this offering, 11,023,047 Common Shares (assuming the Underwriters' over-allotment option is not exercised) and no Preferred Shares will be issued and outstanding. The Company's Board of Directors may, without any action by the shareholders, amend the Company's charter (the "Charter") from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the shareholders, to classify and reclassify any unissued Common Shares and Preferred Shares into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the shareholders' best interests. Under Maryland law, shareholders generally are not liable for Company debts or obligations.

COMMON SHARES

     All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive dividends when authorized by the Board of Directors and declared out of assets legally available for the payment of dividends. Shareholders are also entitled to share ratably in the assets legally available for distribution to shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Company's stock.

     In the event that the Company issues Preferred Shares and so long as any shares of the Company's Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any net income of or other distributions from the Company unless all accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Leverage."

     Each outstanding Common Share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. The presence of the holders of shares of Company stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of shareholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of shareholders, the holders of a majority of the outstanding shares will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

     Holders of Common Shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company's securities. All Common Shares will have equal dividend, liquidation and other rights.

     The Charter provides for approval of certain extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The "continuing directors" are defined in the Charter as the current directors as well as those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

     Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of shareholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Company may decide not to hold annual meetings of shareholders.

     The Company has no present intention of offering additional Common Shares, except as described herein and under the Dividend Reinvestment Plan, as amended from time to time. See "Distributions -- Automatic Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Company's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing shareholders.

PREFERRED SHARES

     After the closing of this offering, the Company may, but is not required to, issue Preferred Shares. The Company reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Company's total assets less the Company's liabilities and indebtedness. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law and the Charter, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Company also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company.

     The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years' accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Company's Charter and Bylaws." As a result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that there are any of its Preferred Shares outstanding.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The terms of the Preferred Shares, if issued, are expected to provide that
(i) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Company may tender for or purchase Preferred Shares and (iii) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Company will reduce the leverage applicable to the Common Shares, while any resale of shares by the Company will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Company. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Charter. The Board of Directors, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

     The information contained under this heading is subject to the provisions contained in the Company's Charter and Bylaws and the laws of the State of Maryland.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

     The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company's registration statement. A more detailed description can also be found in the Company's statement of additional information.

     The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.

CLASSIFICATION OF THE BOARD OF DIRECTORS; ELECTION OF DIRECTORS

     The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the shareholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

     The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the shareholders.

REMOVAL OF DIRECTORS

     The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

AMENDMENT TO THE CHARTER AND BYLAWS

     The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the shareholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

DISSOLUTION OF THE COMPANY

     The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND NEW BUSINESS

     The Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to notice of the meeting, (ii) by the Board of Directors or (iii) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to notice of the meeting by the Company, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                                  UNDERWRITING

     The Underwriters named below, acting through Stifel, Nicolaus & Company, Incorporated, Lehman Brothers Inc., RBC Capital Markets Corporation and Oppenheimer and Co. Inc. as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement dated February 24, 2004, to purchase from the Company the number of Common Shares set forth opposite their respective names.

                                                              NUMBER OF COMMON
UNDERWRITER                                                        SHARES
-----------                                                   ----------------
Stifel, Nicolaus & Company, Incorporated....................      2,197,468
Lehman Brothers Inc.........................................      2,197,466
RBC Capital Markets Corporation.............................      2,197,466
Oppenheimer and Co. Inc. ...................................      1,600,000
Advest, Inc.................................................        650,000
BB&T Capital Markets, a division of Scott & Stringfellow....        650,000
Sanders Morris Harris.......................................        650,000
WR Hambrecht + Co, LLC......................................         52,600
Parker/Hunter Incorporated..................................        200,000
Wunderlich Securities, Inc. ................................        200,000
Friedman, Billings, Ramsey & Co., Inc. .....................         50,000
Legg Mason Wood Walker, Incorporated........................         50,000
Brean Murray & Co., Inc. ...................................         25,000
Crowell, Weedon & Co. ......................................         25,000
D.A. Davidson & Co. ........................................         25,000
Ferris, Baker Watts, Incorporated...........................         25,000
Keefe Bruyette & Woods Inc. ................................         25,000
Morgan Keegan & Company, Inc. ..............................         25,000
Petrie Parkman & Co. .......................................         25,000
Ryan, Beck & Co., Inc. .....................................         25,000
Southwest Securities, Inc. .................................         25,000
Dominick & Dominick LLC.....................................         10,000
Kaufman Bros., L.P. ........................................         10,000
NatCity Investments, Inc. ..................................         10,000
Neidiger, Tucker, Bruner, Inc. .............................         10,000
David A. Noyes & Company....................................         10,000
Redwine & Company, Inc. ....................................         10,000
Sands Brothers & Co., Inc. .................................         10,000
Torrey Pines Securities, Inc. ..............................         10,000
                                                                 ----------
          Total.............................................     11,000,000
                                                                 ==========

     The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased. In the underwriting agreement, the Company and Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make for any of those liabilities.

     The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "TYG." In order to meet the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,500). Prior to this offering, there has been no public market for the Common Shares or any other securities of the Company. Consequently, the offering price for the Common Shares was determined by negotiation between the Company and the Representatives. Investors must pay for any shares purchased in the initial public offering on or before February 27, 2004.

     The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $1.125 per share. The underwriting discounts and commissions the Company will pay of $1.125 per share are equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $0.25 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. The Representatives have advised the Company that the Underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.

     The Company has granted the Underwriters an option to purchase up to 1,650,000 additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table below.

     The following table shows the public offering price, underwriting discounts and commissions and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

PER SHARE                                                  WITHOUT OPTION   WITH OPTION
---------                                                  --------------   ------------
Public offering price....................................   $275,000,000    $316,250,000
Underwriting discounts and commissions...................   $ 12,375,000    $ 14,231,250
Proceeds, before expenses to the Company.................   $262,625,000    $302,018,750

     The expenses of the offering are estimated to be $1,153,000. The Company will pay all of its organizational and offering expenses.

     Until the distribution of the Common Shares is complete, the Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Company's Common Shares. However, the Representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the Underwriters create a short position in the Company's Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the Representatives may reduce that short position by purchasing Common Shares in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of the Company's Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Company nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Common Shares. In addition, neither the Company nor any of the Underwriters make any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     In connection with this offering, the Underwriters or selected dealers may distribute prospectuses electronically.

     The Company has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the underwriting agreement.

     The Company anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Company's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions may so act while they are underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.

     The Company expects to use a portion of the net proceeds of this offering to purchase, after the closing of this offering, MLP equity securities. The Company has agreed that until November 26, 2004, the Company will not make direct or indirect minority investments in certain MLPs, or enter into any transaction that results in the acquisition of any equity investment in these MLPs (other than open market purchases on a national securities exchange) unless Lehman Brothers Inc. has acted as placement agent to the issuer in connection with such transaction. Any direct placement fees the issuers of the MLPs in which the Company invests pay to Lehman Brothers Inc. for acting as placement agent are separate and distinct from the discounts and commissions that will be paid by the Company in connection with this offering. It is anticipated that Lehman Brothers Inc. will pay to Stifel a mutually agreed upon portion of any such direct placement fees that Lehman Brothers Inc. receives in connection with the minority investments described above. In addition, the Company has agreed that until November 26, 2004, Lehman Brothers Inc. shall have a right, but not the obligation, to act as exclusive underwriter, arranger and/or advisor with respect to the issuance of any indebtedness by the Company or other security that ranks senior to the Common Shares, other than bank loans. Stifel has also provided financial advisory services to the Company in connection with structuring the offering for which it will receive a financial advisory fee equal to 0.10% of the gross proceeds of this offering.

     The addresses of the Representatives are: Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO 63102; Lehman Brothers Inc., 745 7th Ave., New York, NY 10019; RBC Capital Markets Corporation, 60 South Sixth Street, Minneapolis, MN 55402; and Oppenheimer and Co. Inc., 125 Broad St., 15th Floor, New York, NY 10004.

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                           AND DIVIDEND PAYING AGENT

     The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

     Computershare Investor Services, LLC will serve as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

     U.S. Bank N.A. will serve as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

                                 LEGAL MATTERS

     Blackwell Sanders Peper Martin, LLP ("Blackwell"), Kansas City, Missouri, serves as counsel to the Company. Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, is serving as special counsel to the Company in connection with the offering. Kaye Scholer LLP serves as counsel to the Underwriters. Stroock & Stroock & Lavan LLP is serving as special counsel to the Underwriters in connection with the offering. Certain legal and tax matters in connection with the Common Shares offered hereby are passed on for the Company by Blackwell, and for the Underwriters by Kaye Scholer LLP. Blackwell may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Limitations......................................    1
Investment Objective and Policies...........................    3
Management of the Company...................................   14
Portfolio Transactions......................................   22
Net Asset Value.............................................   23
Leverage....................................................   24
Description of Preferred Shares.............................   26
U.S. Federal Income Tax Matters.............................   27
Proxy Voting Policies.......................................   30
Independent Accountants.....................................   31
Additional Information......................................   31
Report of Independent Auditors..............................   32
Financial Statements........................................  F-1
Appendix A -- Ratings of Investments........................  A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Until March 20, 2004 (25 days after the date of this prospectus) all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                            11,000,000 COMMON SHARES

                                (TORTOISE LOGO)

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                                $25.00 PER SHARE

                           -------------------------
                                   PROSPECTUS
                           -------------------------

                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                                LEHMAN BROTHERS

                              RBC CAPITAL MARKETS

                                  OPPENHEIMER

                                  ADVEST, INC.

                              BB&T CAPITAL MARKETS

                             SANDERS MORRIS HARRIS

                               WR HAMBRECHT + CO

                           PARKER/HUNTER INCORPORATED

                          WUNDERLICH SECURITIES, INC.

                               FEBRUARY 24, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                               February 24, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

         Tortoise Energy Infrastructure Corporation (the "Company") is a newly organized, non-diversified, closed-end management investment company. This statement of additional information relating to the Company's shares of common stock ("Common Shares") is not a prospectus, but should be read in conjunction with the prospectus relating to the Common Shares dated February 24, 2004. This statement of additional information does not include all information that a prospective investor should consider before purchasing Common Shares of the Company, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus is available without charge from the Company by calling 1-888-728-8784. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

         No person has been authorized to give any information or to make any representations not contained in the prospectus or in this statement of additional information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The prospectus and this statement of additional information do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                                                                                                  PAGE
Investment Limitations.........................................................................................      1
Investment Objective and Policies..............................................................................      3
Management of the Company......................................................................................     14
Portfolio Transactions.........................................................................................     22
Net Asset Value................................................................................................     23
Leverage ......................................................................................................     24
Description of Preferred Shares................................................................................     26
U.S. Federal Income Tax Matters................................................................................     27
Proxy Voting Policies..........................................................................................     30
Independent Accountants........................................................................................     31
Additional Information.........................................................................................     31
Report Of Independent Auditors.................................................................................     32
Financial Statements...........................................................................................    F-1
Appendix A--Rating of Investments..............................................................................    A-1

                             INVESTMENT LIMITATIONS

         This section supplements the disclosure in the prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the Common Shares represented at a meeting at which more than 50% of the outstanding Common Shares are represented or (2) more than 50% of the outstanding Common Shares).

         Investment limitations stated as a maximum percentage of the Company's assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's investment limitations.

         THE FOLLOWING ARE THE COMPANY'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

         issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy infrastructure sector;

         underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities held in its portfolio;

         purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

         purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

         All other investment policies of the Company are considered nonfundamental and may be changed by the Board of Directors (the "Board") without prior approval of the Company's outstanding voting shares.

         The Company has adopted the following nonfundamental policies:

         - Under normal circumstances, the Company will invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies.

         - The Company will invest at least 70% and up to 100% of its total assets in equity securities issued by master limited partnerships ("MLPs").

         - The Company may invest up to 30% of total assets in direct placements of restricted securities. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

         - The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P's") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

         - The Company will not invest more than 10% of total assets in any single issuer.

         -        The Company will not engage in short sales.

         Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any dividend or other distribution upon its Common Shares, or purchase any such shares, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value.



         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred shares issued by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.



         Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

         The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         The Company interprets its policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See "Investment Objective and Policies."

         Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Company's advisory fees and other expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


                        INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company's prospectus and provides additional information on the Company's investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

         The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board of Directors of the Company may change the investment objective, or any policy or limitation that is not fundamental, without a shareholder vote. Shareholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies. Unlike most other investment companies, the Company will not be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company will be subject to federal and applicable state corporate income taxes. The Company expects that a substantial portion of its distributions to shareholders will be characterized for tax purposes as a return of capital.

         Under normal circumstances, the Company will invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide energy-related services to the foregoing businesses are also considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies. The Company intends to invest at least 70% of its total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital

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appreciation potential. MLP equity securities ("units") currently consist of common units, convertible subordinated units and pay-in-kind units or I-Shares ("I-Shares"). The Company also may invest in other securities, consistent with its investment objective and fundamental and non-fundamental policies.







         The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Adviser may employ in pursuit of the Company's investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

ENERGY INFRASTRUCTURE COMPANIES

         For purposes of the Company's policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber); or the transportation, delivery or processing of natural resources or minerals.

         Energy infrastructure MLPs are limited partnerships that derive at least 90% of their income from energy infrastructure operations. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing NGLs. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

         Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subjected to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

         Energy infrastructure MLPs in which the Company will invest can generally be classified in the following categories:

         Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

         Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

         Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

         Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

         MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Adviser expects MLPs to grow primarily through internal means.

         MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other maters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

         Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

         Although the Company emphasizes investments in MLPs, it also may invest in energy infrastructure companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized in corporate rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate "midstream" assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

         The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Company will invest at least 70% of its total assets in equity securities of MLPs. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner, to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.



         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place. The board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The Committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.


         As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

         When the units are sold, the difference between the sales price and the investor's adjusted basis equals taxable gain. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

         For a further discussion and a description of MLP tax matters, see the section entitled "U.S. Federal Income Tax Matters."

THE COMPANY'S INVESTMENTS

         The types of securities in which the Company may invest include, but are not limited to the following:

         Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and I-Shares units (each discussed below). The Company may also invest up to 30% of total assets in equity securities of non-MLPs.

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

         MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.




         MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units.



         MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP common units. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the cash distribution received by common unit holders of MLP. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations. Distributions of I-Shares do not generate UBTI and are qualifying income for mutual fund investors.

         Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its shareholders.



         Below Investment Grade Debt Securities. The Company may invest up to 25% of the Company's assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Company is subject to the following specific risks:

         - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         - greater risk of loss due to default or declining credit quality;

         - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         - if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.


         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company's net asset value and the market value of its Common Shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the

Company's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

         See Appendix A to this statement of additional information for a description of Moody's and S&P's ratings.

         Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 30% of total assets in direct placements (restricted securities). Securities obtained by means of direct placement are less liquid than securities traded in the open market. The Company may therefore not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include subordinated convertible units and direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

         The Company may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, the AMEX, the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

         Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

         Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

         U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

         Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

         Repurchase Agreements. The Company may enter into "repurchase agreements" backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other "high-grade" debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

         Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company may enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease Distributable Cash Flow available to the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.

         Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company's investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

         Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the Commission staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

         Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210.

                               POSITION(s) HELD
                               WITH COMPANY AND                                                           OTHER
                                LENGTH OF TIME             PRINCIPAL OCCUPATION DURING             DIRECTORSHIPS HELD BY
     NAME AND AGE                  SERVED                        PAST FIVE YEARS                          DIRECTOR
------------------------    ----------------------   ---------------------------------------   ------------------------------
INDEPENDENT DIRECTORS

Conrad S. Ciccotello, 43    Director since 2003      Associate Professor of Risk Management    None
                                                     and Insurance, Robinson College of
                                                     Business, Georgia State University;
                                                     Director of Graduate Personal Financial
                                                     Planning (PFP) Programs, Editor,
                                                     "Financial Services Review," (an

                               POSITION(s) HELD
                               WITH COMPANY AND                                                           OTHER
                                LENGTH OF TIME             PRINCIPAL OCCUPATION DURING             DIRECTORSHIPS HELD BY
     NAME AND AGE                  SERVED                        PAST FIVE YEARS                          DIRECTOR
------------------------    ----------------------   ---------------------------------------   ------------------------------
                                                     academic journal dedicated to the study
                                                     of individual financial management);
                                                     Formerly, faculty member,
                                                     Pennsylvania State University.

John R. Graham, 58          Director since 2003      Executive-in-Residence and Professor of   Erie Indemnity Company; Erie
                                                     Finance, College of Business              Family Life Insurance Company;
                                                     Administration, Kansas State University   Kansas State Bank
                                                     (has served as a professor or adjunct
                                                     professor since 1970); Chairman of the
                                                     Board, President and CEO, Graham
                                                     Capital Management, Inc. and Owner of
                                                     Graham Ventures; Formerly, CEO, Kansas
                                                     Farm Bureau Financial Services,
                                                     including seven affiliated insurance or
                                                     financial service companies (1979-2000).

Charles E. Heath, 61        Director since 2003      Retired in 1999. Formerly, Chief          None
                                                     Investment Officer, General Electric's
                                                     Employers Reinsurance Corporation
                                                     (1989-1999). CFA since 1974.

INTERESTED DIRECTORS AND OFFICERS

H. Kevin Birzer(1), 44      Director and Chairman    Partner/Senior Analyst, Fountain          None
                            of the Board since       Capital; Manager of the Adviser;
                            2003                     Formerly, President, F. Martin Koenig &
                                                     Co.; Vice President, Corporate Finance
                                                     Department, Drexel Burnham Lambert
                                                     (1986-1989).

Terry C. Matlack(1), 47     Director, Treasurer and  Managing Director, KCEP;                  ACT
Address:                    Chief Financial Officer  Manager of the Adviser; Formerly,         Telecommunication, Inc.; Trendstar
233 West 47th Street,       since 2003               President, GreenStreet Capital.           Investment Trust (open-end small cap
Kansas City, MO 64112                                                                          investment fund)

David J. Schulte, 42        President and Chief      Managing Director, KCEP (1993-present);   Inergy, L.P. and Elecsys Corp.
                            Executive Officer since  Manager of the Adviser. CFA since 1992;
                            2003                     Member, Financial Accounting Policy
                                                     Committee of AIMR.

Zachary A. Hamel, 39        Secretary since 2003     Partner/Senior Analyst with Fountain      None
                                                     Capital (1997-present);

                               POSITION(s) HELD
                               WITH COMPANY AND                                                           OTHER
                                LENGTH OF TIME             PRINCIPAL OCCUPATION DURING              DIRECTORSHIPS HELD
     NAME AND AGE                  SERVED                        PAST FIVE YEARS                        BY DIRECTOR
------------------------    ----------------------   ---------------------------------------   ------------------------------
                                                     Manager of the Adviser.

Kenneth P. Malvey, 38       Assistant Treasurer      Investment Analyst, Fountain Capital      None
                            Since 2003               Management (2002-present). Formerly,
                                                     Investment Risk Manager and member of
                                                     the Global Office of Investments, GE
                                                     Capital's Employers Reinsurance
                                                     Corporation.

Andrew P. Chica, 28         Assistant Secretary      Compliance Officer (2000-present)         None
                            Since 2003               U.S. Bancorp Fund Services, LLC

Scott J. Schuenke, 24       Assistant Secretary      Compliance Officer (2002-present)         None
                            Since 2003               U.S. Bancorp Fund Services, LLC

-----------------
(1) As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered "interested persons" of the Adviser within the meaning of the 1940 Act.

         The Company has an Audit Committee that consists of three directors of the Company who are not "interested persons" of the Company within the meaning of the 1940 Act ("Independent Directors"). The Audit Committee members are Charles E. Heath (Chairman), Conrad S. Ciccotello and John R. Graham. The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of independent auditors of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.

         As the Company is a newly-organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

         Directors and officers of the Company who are interested persons of the Company will receive no salary or fees from the Company. Each Independent Director is expected to receive from the Company an annual retainer of $4,000 ($6,000 for the Chairman of the Audit Committee) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting he or she attends. Each Independent Director will also receive $500 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.

         The table below sets forth the estimated compensation to be paid to the directors by the Company for the period beginning on the commencement of operations and ending on November 30, 2004. As of date of this statement of additional information, the Company was not operational and did not pay compensation to the directors.

NAME AND POSITION WITH THE COMPANY                AGGREGATE COMPENSATION FROM THE COMPANY*
----------------------------------                ----------------------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                                             $16,000
John R. Graham                                                   $16,000
Charles E. Heath                                                 $18,000

INTERESTED DIRECTORS
H. Kevin Birzer                                                  $     0
Terry C. Matlack                                                 $     0

-------------------------
* Because the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

         The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this statement of additional information.

                                                       AGGREGATE DOLLAR RANGE OF
   NAME OF DIRECTOR                       COMPANY SECURITIES BENEFICIALLY OWNED BY DIRECTOR
   ----------------                       -------------------------------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello                                            None
John R. Graham                                                  None
Charles E. Heath                                                None
INTERESTED DIRECTORS
H. Kevin Birzer                                              Over $100,000
Terry C. Matlack                                         $10,001 - $50,000

CONTROL PERSONS

         Eleven individuals, (the "Subscribers") all of whom are affiliated with the Adviser, provided the initial capital for the Company by purchasing 23,047 shares of Common Shares of the Company for $550,250.

         The initial seed capital for the Company was contributed by the Subscribers in exchange for common stock of the Company at a price per share of $23.875, which amounts to the public offering price less the underwriting discount. The Company is bearing all of its organizational costs and none of such costs are being reimbursed by the Adviser. As required by generally accepted accounting principles, organizational costs must be expensed as they are incurred. Accordingly, the Company's net asset value prior to the offering has declined due to organizational costs expensed to date. (At February 6, 2004, the net asset value per share was $16.64.) The Company's shares are being offered to the public at $25.00 per share. Because of the premium of the offering price relative to the Company's net asset value immediately preceding the offering, the Subscribers will substantially benefit from the completion of the offering and have a financial stake in the success of the offering. The Company's net asset value after the offering, based on the public offering price, underwriting discount and projected offering and organization costs, is expected to be in the range of $23.50 - $23.88. All of the Subscribers are affiliates of the Company.

         As of the date of this Statement of Additional Information, the Subscribers owned 100% of the outstanding Common Shares. The Subscribers may be deemed to control the Company until such time as they own less than 25% of the outstanding shares of the Company. One of the subscribers, H. Kevin Birzer, 10801 Mastin Boulevard, Overland Park, Kansas, individually may also be deemed to control the Company as he owns 27.2% of the outstanding Common Shares.

         The table below lists each person who owns five percent or more of the Company's outstanding securities:

      NAME                          ADDRESS                      TYPE OF OWNERSHIP        % OF OWNERSHIP
-----------------    -------------------------------------       -----------------        --------------
H. Kevin Birzer*     10801 Mastin Blvd., Overland Park, KS           Beneficial               27.2%

Zachary A. Hamel*    10801 Mastin Blvd., Overland Park, KS           Beneficial                8.2%

Terry C. Matlack*    10801 Mastin Blvd., Overland Park, KS           Beneficial                5.5%

Larry Powell         10801 Mastin Blvd., Overland Park, KS           Beneficial               18.2%

William Reisler      10801 Mastin Blvd., Overland Park, KS           Beneficial               14.5%

Kenneth P. Malvey*   10801 Mastin Blvd., Overland Park, KS           Beneficial                5.5%

David J. Schulte*    10801 Mastin Blvd., Overland Park, KS           Beneficial               11.8%

-------------------------
* As of the date of this Statement of Additional Information, the officers and directors of the Company, as a group, own 57.2% of the Company's outstanding securities.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

         The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

         Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

INVESTMENT ADVISER AND ACCOUNTING SERVICES PROVIDER

         Tortoise Capital Advisers, L.L.C. (the "Adviser") will serve as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. The Adviser is controlled equally by Fountain Capital and KCEP, each of which own half of all of the voting shares of the Adviser.

         Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Fountain Capital had $2.4 billion of client assets under management as of December 31, 2003.

         KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $110 million. KCEP focuses on private equity investments in the Consumer, Telecom/Media and Natural Resource Distribution and Services industries.

         Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds. Including Fountain Capital, the Atlantic group had approximately $9.7 billion in assets under management as of December 31, 2003.

         The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of December 31, 2003, the Adviser and its affiliates (including the Atlantic group) had approximately $367 million in assets under management in the energy infrastructure industry.

         Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser shall, subject to overall supervision by the Board, manage the investments of the Company. The Adviser will regularly provide the Company with investment research advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.

         Day-to-day management of the Company's portfolio will be the responsibility of a team of investment analysts and portfolio managers led by David J. Schulte. The Adviser has established a five member Investment Committee. The members of the Committee are David J. Schulte, H. Kevin Birzer, Terry C. Matlack, Zachary A. Hamel and Kenneth Malvey. Each member of the committee, other than Mr. Schulte, has significant responsibilities with respect to KCEP and/or Fountain Capital. All members of the Investment Committee have undertaken to provide such services as necessary to fulfill the obligations of the Advisor to the Company.

         In addition, the Adviser will be obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, the Company will pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for the purpose of leverage and (iii) the aggregate liquidation preference of any outstanding preferred shares.

         The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets for the first two years of the Company's operations and 0.10% of average monthly Managed Assets in years three through five.

         Because the management fees paid to the Adviser are based upon a percentage of the Company's Managed Assets, fees paid to the Adviser will be higher if the Company is leveraged; thus, the Adviser will have an incentive to leverage the Company. Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage, the gross dollar amount of the Adviser's fee reimbursement obligations to the Company will increase. The Adviser intends to leverage the Company only when it believes it will serve the best interests of the shareholders. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of managed assets during a given calendar quarter. The fees are payable for each calendar quarter within 5 days of the end of that quarter.

         The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Company shall include, without implied limitation: (i) expenses of maintaining the Company and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees,
(vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,
(ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend paying agents, shareholder servicing agents and registrars for all services to the Company,
(xv) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial public offering of Common Shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

         The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company's portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser's willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser's duties or standard of care, diligence and skill set forth in the Agreement or a material breach or default of the Adviser's obligations under the Agreement.

         The Advisory Agreement will continue in force until December 31, 2005, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or the Company, without penalty, on sixty (60) days' written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

         The Advisory Agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors, at the organizational meeting of the Company held on December 12, 2003. In considering the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and met with senior advisory personnel. The Board also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Adviser and the team of analysts and portfolio managers responsible for the Company's investment program; (2) the Adviser's reliance on the personnel and resources of affiliates; (3) the unique nature of the product and the specialized expertise of the Adviser in a niche market (MLPs); (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (5) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts attributable to leverage, and the potential conflict of the Adviser in determining the amount of leverage.

POTENTIAL CONFLICTS OF INTEREST

         The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

         It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Adviser seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account and the Company. Other factors considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

CUSTODIAN AND TRANSFER AGENT

         U.S. Bank National Association, 425 Walnut Street, Cincinnati, OH 45202, will serve as the custodian of the Company's cash and investment securities. Computershare Investor Services, LLC, Two North LaSalle Street, Chicago, Illinois, will serve as transfer agent and dividend paying agent for the Company, as well as the Plan Agent for the Company's Automatic Dividend Reinvestment Plan.

CODE OF ETHICS

         The Company and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Adviser. Subject to certain limitations, the Code permits covered persons to invest in securities, including securities that may be purchased or held by the Company. The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of covered persons and the interests of investment advisory clients such as the Company. Among other things, the Code prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code may be granted in particular circumstances after review by appropriate personnel.

         The Code of Ethics of the Company can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

         As of the date of this statement of additional information, the Company has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

         The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

         Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.


PORTFOLIO TURNOVER

         The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's current and accumulated earnings profits resulting in a greater portion of the Company's distributions being treated as taxable dividends for Federal income tax purposes. See "U.S. Federal Income Tax Matters."

                                 NET ASSET VALUE

         The Company will compute its net asset value for its Common Shares as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month. For purposes of determining the net asset value of a Common Share, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and taxes, including both current and deferred income taxes); (ii) accumulated and unpaid dividends on any outstanding preferred shares; (iii) the aggregate liquidation value of any outstanding preferred shares; and (iv) any distributions payable on the Common Shares. The net asset value per Common Share of the Company will equal the net asset value of the Company divided by the number of outstanding Common Shares.

         Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

         Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations obtained from an approved pricing service and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon (a) the last updated sale price or a service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

         If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Directors. The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., convertible subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. The Adviser and the Board will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to such methodologies will be presented to the Board of Directors or a designated committee thereof for approval no less frequently than quarterly.

         In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its shareholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Company's earnings and profits, as described in Internal Revenue Code Section 312.

                                    LEVERAGE

         The Company may borrow money, issue preferred shares, or issue other debt securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company generally will not use leverage unless it believes that leverage will serve the best interests of shareholders. The principal, although not exclusive, factor used in making this determination will be whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

         Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so.

         The establishment of a borrowing facility by the Company would involve expenses and other costs, including interest payments, which would be borne by the Company's common shareholders. In addition, the terms of any borrowing or other indebtedness issued by the Company may impose asset coverage requirements, dividend limitations and voting right requirements on the Company that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Company's portfolio composition or on its use of various investment techniques or strategies or its ability to pay dividends on Common Shares in some instances. The Company also may be required to pledge its assets to lenders in connection with certain types of borrowings. Due to these restrictions, the Company may be forced to liquidate investments at times or prices that are not favorable to the Company, or the Company may be forced to forgo investments that the Adviser otherwise views as favorable.


         Under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance total assets of the Company less liabilities + and indebtedness not represented by senior securities at least 200% of the liquidation value of the outstanding preferred shares. Stated another way, the Company may not issue preferred shares that have an aggregate liquidation value of more than 50% of its total assets, including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Company's total assets of the Company less liabilities + and indebtedness not represented by senior securities (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Company may, as a result of market conditions or otherwise, be required to purchase or redeem preferred shares, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage of any preferred shares of at least 200%. Common shareholders would bear the costs of a preferred share offering which would include offering expenses and the ongoing payment of dividends.

         The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

EFFECTS OF LEVERAGE

         Assuming borrowings in the amount of 33 1/3% of the Company's total assets (including the amount borrowed), and an average annual interest rate of 3% payable on such borrowing, the annual return that the Company's portfolio must experience (net of expenses) in order to cover those interest payments would be 1%.

                         DESCRIPTION OF PREFERRED SHARES

         The Company's Charter authorizes the Board of Directors to create additional classes of stock. Preferred shares may be issued in one or more classes or series, with such rights as determined by action of the Board of Directors without the approval of the common shareholders.

         Although the terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Charter) if and when it authorizes a preferred shares offering, it is likely that any such preferred shares would pay cumulative dividends for relatively short-term periods and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the preferred shares would likely be as stated below.

         As used in this statement of additional information, unless otherwise noted, the Company's "net assets" include assets of the Company attributable to any outstanding Common Shares and preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Company would be required to exclude the liquidation preference of preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Company. For all regulatory and tax purposes, the Company's preferred shares will be treated as stock (rather than indebtedness).

         Limited Issuance of Preferred Shares. Under the 1940 Act, the Company could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Company's net assets, measured immediately after issuance of the preferred shares.

         Distribution Preference. The preferred shares would have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of preferred shares ("preferred shareholders") would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Company. A consolidation or merger of the Company with or into any business trust or corporation or a sale of all or substantially all of the assets of the Company would not be deemed to be a liquidation, dissolution or winding up of the Company.

         Voting Rights. In connection with any issuance of preferred shares, the Company must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares. Except as otherwise provided in the Charter or the Company's Bylaws or otherwise required by applicable law, preferred shareholders would vote together with common shareholders as a single class.

         In connection with the election of the Company's directors, preferred shareholders, voting as a separate class, would also be entitled to elect two of the Company's directors, and the remaining directors would be elected by common shareholders and preferred shareholders, voting together as a single class. In addition, if at any time dividends on the Company's outstanding preferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Company's directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding preferred shares, voting as a separate class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment limitations described as fundamental policies under "Investment Limitations." The class or series vote of preferred shareholders described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question.

         Holders of preferred shares would not be entitled to vote on matters placed before shareholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         The discussion above describes the terms related to a possible offering of preferred shares. If the Board does determines to authorize an offering of preferred shares, the terms thereof may be the same as, or different from, the terms described above, subject to applicable law and the Charter and Bylaws.

                         U.S. FEDERAL INCOME TAX MATTERS

         Set forth below is a discussion of the material federal income tax aspects concerning the Company and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Internal Revenue Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE COMPANY

         The Company will be treated as a regular C corporation for federal and state income tax purposes. The Company will compute and pay federal and state income tax on its taxable income. Thus, the Company will be subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

         As indicated above, the Company intends to invest its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership's partners must report their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective of whether any cash distributions are made by the MLP to the Company. The Company will also take into account any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company's investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

         As explained further below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs' taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur federal income tax on a significant portion of its cash flow, particularly after taking into account the Company's current operational expenses. If the MLPs' taxable income is a significantly greater portion of the MLPs' cash distributions, the Company will incur additional current federal income tax.

         The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company's basis in the MLP interests sold. To the extent the Company receives MLP cash distributions in excess of the taxable income reportable by the Company with respect to each respective MLP interest, the Company's basis in the MLP interest will be reduced and the Company's gain on the sale of an MLP interest likewise will be increased.

         The Company will not be treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The regulated investment company taxation rules have no application to the Company or shareholders of the Company.

TAXATION OF THE SHAREHOLDERS

         Distributions. The Company expects to distribute to its common shareholders an amount equal to 95% of the distributable cash flow ("DCF") on an annual basis. The Company's distribution of its DCF will be treated as a dividend-type distribution. A dividend-type distribution is treated as a taxable dividend to the shareholder to the extent of the distributing corporation's current or accumulated earnings and profits. If the distribution exceeds the distributing corporation's current or accumulated earnings and profits, the distribution is treated as a return of capital to the shareholder, to the extent of the shareholder's basis in the Common Shares, and then as capital gain.

         Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments, and reduced for distributions made by the distributing corporation. As explained above, based upon the historic performance of the MLPs, the Company annually anticipates that the distributed cash from the MLPs will exceed the Company's proportionate share of the MLP income and the Company's gain on its sale of MLP interests. Thus, the Company anticipates that only a portion of its dividend-type distributions will be treated as dividend income to its shareholders. To the extent of the excess distribution, a shareholder's basis in the Common Shares will be reduced and, if a shareholder has no further basis in its shares, a shareholder will report any excess as capital gain.

         Thus, the taxable portion of the Company's dividend distributions will be affected by (1) the proportion of the Company's share of MLP taxable income to the Company's amount of MLP cash distributions and (2) the Company's annual portfolio turnover rate. A higher percentage of MLP taxable income to MLP cash distributions or a higher annual portfolio turnover rate will result in a greater portion of the Company's dividend-type distributions being treated as dividend income.

         The Jobs Growth and Tax Relief Reconciliation Act of 2003 (the "2003 Act") amended the federal income tax law generally to reduce the maximum federal income tax rate on qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's dividend-type distributions treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

         If a shareholder participates in the Company's automatic dividend reinvestment plan, such shareholder will be taxed upon the amount received as if such amount is received by the participating shareholder and the participating shareholder reinvested such amount in additional Company Common Stock.

         The Company will notify shareholders annually as to the federal income tax status of Company distributions to them.

         Sale of Shares. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the shareholder's federal income tax basis of Common Shares sold. Generally such capital gain or loss will be long-term capital gain or loss if Common Shares were held as a capital asset for more than twelve months.

         Backup Withholding. The Company generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Company with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a shareholder who has under-reported dividend or interest income or who fails to certify to the Company that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its shareholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its shareholders in the form of dividends, the shareholders may pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

         An MLP, as a partnership, is not considered to be a separate entity, but is rather an aggregate of all the partners. An MLP is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership, and each partner pays tax on his or her share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well - capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level - that of the individual partner.

         The Internal Revenue Code generally requires all publicly-traded partnerships to be treated as a corporation for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive 90 percent of its income from specified sources as qualifying income.

         Qualifying income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities. Mineral or natural resources activities include exploration, development, production, mining, refining (including fertilizers), marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, or timber. This means that most MLPs today are in energy, timber, or real estate related (including mortgage securities) businesses.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

         It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash from the partnership. The tax is based not on money he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any tax owed.

         When the units are sold, the difference between the sales price and the investor's adjusted basis equals taxable gain. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

         At tax filing season an MLP investor will receive a K-1 form showing his share of each item of partnership income, gain, loss, deductions and credits. He will use that information to figure his taxable partnership income (MLPs provide their investors with material that walks them through all the steps). If the result is net income, the partner pays tax on it at his individual tax rate. If the result is a net loss, it is considered a "passive loss" under the tax code and generally may not be used to offset income from other sources, but must be carried forward.

         Because the Company is a corporation, the Company, and not its shareholders, will report the income or loss of the MLPs. Thus, the Company's shareholders will not have to deal with any K-1 reporting by the MLP. Shareholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company's anticipated broad public ownership, the Company will not be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

                             PROXY VOTING POLICIES

         The Company and the Advisor have adopted Proxy Voting Policies and Procedures ("Proxy Policy"), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its shareholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

         In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the

Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

         The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

         If a request for proxy presents a conflict of interest between the Company's shareholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Company, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

                             INDEPENDENT ACCOUNTANTS

         Ernst & Young, LLP will serve as independent public accountants for the Company. Ernst & Young, LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the Commission.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Company with the Commission. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         Report of Independent Auditors


The Shareholders and Board of Directors
Tortoise Energy Infrastructure Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (referred to herein as "the Company") as of February 6, 2004, and the related statement of operations for the period from October 29, 2003 (date of organization) through February 6, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of February 6, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at February 6, 2004, and the results of its operations from October 29, 2003 to February 6, 2004 in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

Kansas City, Missouri
February 13, 2004

                              FINANCIAL STATEMENTS



                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                       STATEMENT OF ASSETS AND LIABILITIES

                                FEBRUARY 6, 2004

ASSETS:
Cash .........................................................     $ 550,250
Deferred Offering Costs ......................................       386,649
                                                                   ---------
   TOTAL ASSETS ..............................................       936,899

LIABILITIES:
Accrued Offering Costs .......................................       386,649
Payable to Adviser ...........................................        31,967
Payable for Organization Costs ...............................       134,379
Payable to Transfer Agent ....................................           400
                                                                   ---------
   TOTAL LIABILITIES .........................................       553,395
                                                                   ---------

NET ASSETS APPLICABLE TO COMMON SHARES .......................     $ 383,504
                                                                   =========

NET ASSETS APPLICABLE TO COMMON SHARES REPRESENT:
Common Shares, $.001 par value; 100,000,000 shares authorized,
23,047 shares outstanding ....................................     $      23
Additional Paid-In Capital ...................................       550,227
Retained Deficit .............................................      (166,746)
                                                                   ---------
   TOTAL .....................................................     $ 383,504
                                                                   =========

NET ASSET VALUE PER COMMON SHARE OUTSTANDING ($383,504 divided
by 23,047 common shares outstanding) .........................     $   16.64
                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                             STATEMENT OF OPERATIONS

  PERIOD FROM OCTOBER 29, 2003 (DATE OF ORGANIZATION) THROUGH FEBRUARY 6, 2004

INVESTMENT INCOME ............................................     $      --
                                                                   ---------

EXPENSES:

Organization Costs ...........................................     $ 166,346
Transfer Agent Fees ..........................................           400
                                                                   ---------
TOTAL EXPENSES ...............................................       166,746
                                                                   ---------

NET INVESTMENT LOSS BEFORE TAXES .............................      (166,746)
                                                                   ---------

INCOME TAXES .................................................            --
                                                                   ---------

NET INVESTMENT LOSS ..........................................     $(166,746)
                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 6, 2004

1.       Organization

Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company has had no operations other than the sale of 23,047 shares to the aggregate Subscribers for $550,250 on January 22, 2004. The Company is planning a public offering of its common stock as soon as practicable after the effective date of its registration statement.

2.       Significant Accounting Policies

The following is a listing of the significant accounting policies that the Company will implement upon the commencement of its operations:

A. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation - The Company intends to own securities that are listed on a securities exchange. The Company will value those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 30% of its total assets in direct private placement securities. Direct private placement securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally will value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

C. Security Transaction and Investment Income - Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Dividend and distribution income will be recorded on the ex-dividend date. Interest income will be recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D. Distributions to Shareholders - Distributions to shareholders will be recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

E. Federal Income Taxation - The Company is treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in Master Limited Partnerships ("MLPs"), which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will report its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

F. Organization Expenses and Offering Costs - The Company is responsible for paying all organization and offering expenses. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company's initial public offering. Organization costs are expensed as incurred, and are reported in the accompanying statement of operations.

3.       Concentration of Risk

The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.       Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any, ("Managed Assets") in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

As of February 6, 2004, the Company owes the Adviser $31,967 for costs incurred in connection with the registration statement and organization of the Company. This amount is payable to the Adviser upon the closing date of the public offering.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

Computershare Investor Services, LLC will serve as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank N.A. will serve as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.       Income Taxes

As of February 6, 2004, the Company has a deferred income tax asset in the amount of approximately $61,000 related to organization costs incurred by the Company, which cannot be deducted for income tax purposes. However, the Company has an equal and offsetting valuation allowance against its deferred income tax asset, since the Company has not developed a history of taxable income, based on available evidence.

                       APPENDIX A -- RATING OF INVESTMENTS

COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by S &P's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced.

         Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued "CI." This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.